UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) October 9, 2025

BECTON, DICKINSON AND COMPANY
(Exact Name of Registrant as Specified in Its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

001-4802			22-0760120
(Commission File Number)			(IRS Employer Identification No.)

1 Becton Drive,	Franklin Lakes,	New Jersey	07417-1880
(Address of Principal Executive Offices)			(Zip Code)

(201)	847-6800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.00	BDX	New York Stock Exchange
1.900% Notes due December 15, 2026	BDX26	New York Stock Exchange
1.208% Notes due June 4, 2026	BDX/26A	New York Stock Exchange
1.213% Notes due February 12, 2036	BDX/36	New York Stock Exchange
3.519% Notes due February 8, 2031	BDX31	New York Stock Exchange
3.828% Notes due June 7, 2032	BDX32A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 15, 2025, Becton, Dickinson and Company (the “Company”) issued a press release announcing its preliminary unaudited revenue for its fourth quarter and full fiscal year ended September 30, 2025. A copy of the press release is furnished as Exhibit 99.1 to this report.

The press release furnished as Exhibit 99.1 contains certain financial measures that differ from those presented in accordance with U.S. generally accepted accounting principles (“non-GAAP measures”). Details regarding these non-GAAP measures and adjustments can be found in the schedules included in the press release furnished as Exhibit 99.1.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 2.02 and Exhibit 99.1 shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 9, 2025, Christopher J. DelOrefice informed Becton, Dickinson and Company (the “Company” or “BD”) of his intention to resign from his position as the Company’s Executive Vice President and Chief Financial Officer effective December 5, 2025 to pursue a new professional opportunity. Mr. DelOrefice will remain in his current role with the Company until his departure. Mr. DelOrefice’s departure is not the result of any disagreement with the Company on any matter relating to its financial statements, internal control over financial reporting, operations, policies or practices.

In connection with Mr. DelOrefice’s departure from the position of Chief Financial Officer, Vitor Roque, Senior Vice President of Finance, Business Units and Corporate Financial Planning & Analysis, has been appointed by the Company’s Board of Directors to act as the Company’s interim Chief Financial Officer, effective upon Mr. DelOrefice’s departure, until a permanent successor is named. In this role, Mr. Roque will serve as the Company’s principal financial officer. The Company has a search underway to identify a permanent Chief Financial Officer.

Mr. Roque, age 43, has served as the Senior Vice President of Finance, Business Units and Corporate Financial Planning & Analysis at the Company since September 2024. In this role, he oversees the financial operations across all BD business units and leads the central capability for segment strategic support and financial planning and analysis. Prior to his current role, he held key positions at BD, including Vice President and CFO of BD Medical Segment from July 2021 through November 2024 and Vice President of Finance for Medication Management Solutions from January 2019 through August 2021. Mr. Roque brings more than 20 years of global finance and leadership experience.

Information referred to in Item 5.02(c)(3) of Form 8-K has not been determined as of the date of this report.

ITEM 7.01 REGULATION FD DISCLOSURE.

On October 15, 2025, the Company issued a press release relating to the matters described above in Item 5.02. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.
The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in this Item 7.01 and Exhibit 99.1 shall not be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
Exhibit 99.1     Press release dated October 15, 2025, which is furnished pursuant to Item 2.02 and Item 7.01.

Exhibit 104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY
(Registrant)

By:	/s/ Stephanie M. Kelly
Stephanie M. Kelly
Chief Securities and Governance Counsel, Corporate Secretary
Date: October 15, 2025